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                                                                  Exhibit 10 (d)

                        AMENDMENT TO AMENDED AND RESTATED
                      CLEVELAND-CLIFFS INC RETIREMENT PLAN
                           FOR NON-EMPLOYEE DIRECTORS


            The Amended and Restated Cleveland-Cliffs Inc Retirement Plan for Non-Employee Directors, as amended and restated as of July 1, 1995, is hereby amended by adding a new paragraph to the end of Section 3.1 to read as follows:

                   "Notwithstanding the preceding provisions of this Section 3.1, a Participant who has not attained the normal retirement age for Directors, but who has at least five years of continuous service as a Director, may commence the receipt of his benefit computed under this
        Section 3.1 on or after attaining the age of 65 (treating the date that he commences as his "Commencement Date"); PROVIDED, HOWEVER, that such benefit shall be actuarially reduced, using assumptions and factors designated by an actuary selected by the Company, to reflect the commencement of such benefit prior to the normal retirement age for Directors."

            IN WITNESS WHEREOF, this Amendment has been adopted by the Company as of January 1, 2001.

                                  CLEVELAND-CLIFFS

                                  By: /s/ J. S. Bringo
                                     ------------------------------------------
                                       Chairman and Chief Executive Officer